UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
June 11, 2020

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-189182-01, 333-208463 and 333-230197-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-189182-02, 333-208463-02 and 333-230197-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-189182, 333-208463-01 and 333-230197
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.      Entry into a Material Definitive Agreement

On June 11, 2020, World Financial Network Credit Card Master Note Trust, as issuer (the “Issuer” and, together with World Financial Network Credit Card Master Trust, “Trust I”), and MUFG Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), entered into the Supplemental Indenture No. 7 to Master Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Issuer and Indenture Trustee amended certain provisions of the Master Indenture, dated as of August 1, 2001, among the Issuer and the Indenture Trustee to (i) provide that certain collections of principal receivables otherwise distributable to WFN Credit Company, LLC (“WFN Credit”), as transferor (the “Transferor”), be deposited into the excess funding account for Trust I (the “Excess Funding Account”) if needed to satisfy the requirement that the aggregate amount of principal receivables plus amounts on deposit in the Excess Funding Account equal or exceed the required principal balance for Trust I (such requirement, the “RPB Requirement”), (ii) allow principal collections in the collection account for Trust I (the “Collection Account”) to be included in the determination of the transferor amount for Trust I (the “Transferor Amount”) and (iii) provide for the transfer to Trust I of interchange fees in connection with any future designation to Trust I of co-branded or general purpose credit card accounts.

On June 11, 2020, the Transferor, Comenity Bank (“Comenity”), as servicer (the “Servicer”), and MUFG Union Bank, N.A., as trustee (the “Trustee”), entered into the Eleventh Amendment to Second Amended and Restated Pooling and Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Transferor, the Servicer and the Trustee amended certain provisions of the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, among the Transferor, the Servicer and the Trustee to (i) provide that certain collections of principal receivables otherwise distributable to the Transferor be deposited into the Excess Funding Account if needed to satisfy the RPB Requirement, (ii) allow principal collections in the Collection Account to be included in the determination of the Transferor Amount and (iii) provide for the transfer to Trust I of interchange fees in connection with any future designation to Trust I of co-branded or general purpose credit card accounts.

On June 11, 2020, Comenity, as RPA Seller (the “RPA Seller”), and WFN Credit, as purchaser (the “Purchaser”), entered into the Fourth Amendment to the Receivables Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the RPA Seller and the Purchaser amended certain provisions of the Receivables Purchase Agreement, dated as of August 1, 2001, among the RPA Seller and the Purchaser to provide for the transfer to the Purchaser of interchange fees in connection with any future designation to Trust I of co-branded or general purpose credit card accounts.

On June 11, 2020, the Issuer and the Indenture Trustee entered into the Omnibus Amendment to the indenture supplements for the Series 2015-B Notes, the Series 2016-A Notes, the Series 2017-C Notes, the Series 2018-A Notes, the Series 2018-B Notes, the Series 2018-C Notes, the Series 2019-A Notes, the Series 2019-B Notes and the Series 2019-C Notes (collectively, the “Outstanding Series”) issued by the Issuer (collectively, the “Indenture Supplements”), a copy of which is filed with this Form 8-K as Exhibit 4.4, pursuant to which the Issuer and Indenture Trustee amended certain provisions of the Indenture Supplements pursuant to which such Notes were issued to (i) provide that certain collections of principal receivables otherwise distributable to the Transferor be deposited into the Excess Funding Account if needed to satisfy the RPB Requirement and (ii) provide for the allocation among the Outstanding Series and the Transferor of interchange fees transferred to Trust I in connection with any future designation to Trust I of co-branded or general purpose credit card accounts.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Supplemental Indenture No. 7 to Master Indenture, dated as of June 11, 2020

Exhibit 4.2	Eleventh Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of June 11, 2020

Exhibit 4.3	Fourth Amendment to Receivables Purchase Agreement, dated as of June 11, 2020

Exhibit 4.4	Omnibus Amendment, dated as of June 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name:  Michael Blackham
Title:  Treasurer

Dated:  June 16, 2020